                                   FORM 8-A/A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          ATLAS PIPELINE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

         Delaware                                          23-3011077
---------------------------                      ----------------------------
 (State of incorporation                             (I.R.S. Employer
     or organization)                              Identification Number)


311 Rouser Road,  Moon Township, Pennsylvania                    15108
--------------------------------------------------------------------------------
   (Address of principal executive offices)                   (Zip code)


Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                              Name of each exchange on which
to be so registered                              each class is to be registered
-------------------                              ------------------------------

Common units representing limited                     New York Stock Exchange
   partnership interests


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]


Securities Act registration statement file number to which this form relates:
N/A (if applicable)
---

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                ----------------
                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

A description of the securities registered hereby is set forth in the registration statement on Form S-3, Registration No. 333-113523, filed with the Securities and Exchange Commission (the "Commission") on March 11, 2004, as amended by Amendment No. 1 to the registration statement filed with the Commission on April 2, 2004 (the "Registration Statement"), and the prospectus supplement filed with the Commission on April 8, 2004 (the "Prospectus Supplement") pursuant to Rule 424(b) of the Securities Act of 1933, as amended. The Registration Statement and Prospectus Supplement are hereby incorporated herein by reference thereto.


ITEM 2.  EXHIBITS

Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


(Registrant) Atlas Pipeline Partners, L.P.

                  By:  Atlas Pipeline Partners GP, LLC, its
                       general partner

                       By:   /s/ Michael S. Yecies
                             ----------------------
                             Michael S. Yecies
                             Secretary
                             May 6, 2004